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                                                                    EXHIBIT 10.6


                           SECURITIES PLEDGE AGREEMENT

         THIS SECURITIES PLEDGE AGREEMENT (this "Pledge Agreement") is made and entered into as of this 15th day of May, 2002 by BLOCK COMMUNICATIONS, INC., an Ohio corporation (the "Borrower" and a "Pledgor"), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A PLEDGE JOINDER AGREEMENT (each a "Pledgor" and, collectively with the Borrower, the "Pledgors") and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (as defined in the Credit Agreement referred to below) for each of the Lenders (as defined in the Credit Agreement referred to below and, collectively with the Administrative Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Secured Parties have agreed to provide to the Borrower a revolving credit facility with a letter of credit sublimit and a swingline sublimit and certain term loan facilities pursuant to the Credit Agreement dated as of May 15, 2002 among the Borrower, the Administrative Agent and the Lenders (as from time to time amended, revised, modified, supplemented, amended and restated, or replaced, renewed, refunded or refinanced, the "Credit Agreement"); and

         WHEREAS, each Pledgor (other than the Borrower) is a Domestic Subsidiary of the Borrower and will materially benefit from the Loans and other credit facilities made or to be made available under the Credit Agreement, and in connection therewith and pursuant to the terms of the Credit Agreement each Pledgor (other than the Borrower) is a party (as signatory or by joinder) to a Guaranty pursuant to which it has guaranteed the full and prompt payment and performance of the Obligations and is required to execute and deliver this Pledge Agreement; and

         WHEREAS, the Secured Parties are unwilling to make available or maintain the credit facilities under the Credit Agreement, or to enter into any of the Loan Documents, unless each Pledgor enters into this Pledge Agreement; and

         WHEREAS, each of (i) the Borrower, as collateral security for the payment and performance of its Obligations, and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party, and (ii) each other Pledgor, as collateral security for the payment and performance of its Guarantor's Obligations (as defined in the Guaranty to which it is a party), and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of the Borrower and the
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other Pledgors described in clauses (i) and (ii) being referred to collectively as "Secured Obligations"), is willing to pledge and grant to the Administrative Agent for the benefit of the Secured Parties a security interest in all of the Subsidiary Securities of all of its Domestic Subsidiaries, whether now existing or hereafter created or acquired (collectively, the "Pledged Interests"), and certain related property, including without limitation the Pledged Interests more particularly described on Schedule I hereto (such Subsidiaries, together with all other Subsidiaries whose Subsidiary Securities may be required to be subject to this Pledge Agreement from time to time, are hereinafter referred to collectively as the "Pledged Subsidiaries");

         NOW, THEREFORE, in order to induce the Secured Parties to enter into the Credit Agreement and the other Loan Documents and to make or maintain the credit facilities provided for therein available to or for the account of the Borrower, and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1. PLEDGE OF PLEDGED INTERESTS; OTHER COLLATERAL.

                  (a) As collateral security for the payment and performance by each Pledgor of its now or hereafter existing Secured Obligations, each Pledgor hereby grants, pledges and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties a first priority security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:

                           (i) the Pledged Interests; and

                           (ii) all money, securities, security entitlements and
                  other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest; and

                           (iii) all other property of whatever character or
                  description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing; and

                           (iv) all securities accounts to which may at any time
                  be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

                           (v) all proceeds of any of the foregoing.

         All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 1 are herein collectively referred to as the "Collateral."

                  (b) Subject to Section 10(a), each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Administrative Agent

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         at such location as the Administrative Agent shall from time to time designate by written notice pursuant to Section 22 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Administrative Agent.

                  (c) Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor's expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Administrative Agent may request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Administrative Agent's Lien and security interest in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties and further agrees to do and cause to be done upon the Administrative Agent's request, at Pledgor's expense, all things determined by the Administrative Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties, including the prompt payment of all out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Administrative Agent for the benefit of the Secured Parties.

                  (d) All filing fees, advances, charges, costs and expenses, including reasonable Attorney Costs, incurred or paid by the Administrative Agent or any Lender in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Administrative Agent for the benefit of the Secured Parties by the Pledgor in respect of which the same was incurred immediately upon demand therefor, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

                  (e) Each Pledgor agrees to register and cause to be registered the interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.

         2. STATUS OF PLEDGED INTERESTS. Each Pledgor hereby represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

                  (a) All of the Pledged Interests are, as of the date of execution of this Pledge Agreement or Pledge Joinder Agreement or Pledge Agreement Supplement by each Pledgor pledging such Pledged Interests (such date as applicable with respect to each Pledgor, its "Applicable Date"), and shall at all times thereafter be validly issued and outstanding, fully paid and non-assessable and constitute all of the issued and outstanding Subsidiary Securities of all Domestic Subsidiaries, and are accurately described on Schedule I.

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                  (b) The Pledgor is as at its Applicable Date and shall at all times thereafter be the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all Liens (except Liens allowed to exist under Section 7.01 of the Credit Agreement), charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws). Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Administrative Agent).

                  (c) At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a "security" (or as to which the related Pledged Subsidiary has elected to have treated as a "security") under Article 8 of the Uniform Commercial Code of the State of New York or of any other jurisdiction whose laws may govern (the "UCC") be maintained in the form of uncertificated securities. With respect to Pledged Interests that are "securities" under the UCC, or as to which the issuer has elected at any time to have such interests treated as "securities" under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on
         Schedule I hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have been delivered to the Administrative Agent or are being delivered to the Administrative Agent simultaneously herewith or, in the case of Additional Interests as defined in Section 21, shall be delivered pursuant to Section 21. In addition, with respect to all Pledged Interests, including Pledged Interests that are not "securities" under the UCC and as to which the applicable Pledged Subsidiary has not elected to have such interests treated as "securities" under the UCC, the Pledgor has at its Applicable Date delivered to the Administrative Agent (or has previously delivered to the Administrative Agent or, in case of Additional Interests shall deliver pursuant to Section 21) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly executed (if necessary) by or on behalf of the Pledgor as "debtor" and naming the Administrative Agent for the benefit of the Secured Parties as "secured party," in form, substance and number sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on such Pledged Interests, together with all required filing fees.

                  (d) It has full corporate power, legal right and lawful authority to execute this Pledge Agreement (and any Pledge Joinder Agreement or Pledge Agreement Supplement applicable to it) and to pledge, assign and transfer its Pledged Interests in the manner and form hereof.

                  (e) The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank, financing statements and other items referred to in Section 2(c) hereof) to the Administrative Agent for the benefit of the Secured Parties pursuant to this Pledge Agreement (or any Pledge Joinder Agreement or Pledge Agreement Supplement) creates or continues, as applicable, a valid and perfected first


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         priority security interest in such Pledged Interests in favor of the
         Administrative Agent for the benefit of the Secured Parties, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated "securities" under the UCC, continuous and uninterrupted possession by or on behalf of the Administrative Agent. The Pledgor will defend the Secured Parties' right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

                  (f) Except as otherwise expressly provided herein or in the Credit Agreement, none of the Pledged Interests (nor any interest therein or thereto) shall be sold, transferred or assigned without the Administrative Agent's prior written consent, which may be withheld for any reason.

                  (g) It shall at all times cause the Pledged Interests of such Pledgor that constitute "securities" (or as to which the issuer elects to have treated as "securities") under the UCC to be represented by the certificates now and hereafter delivered to the Administrative Agent in accordance with Sections 1, 2 and 21 hereof and that it shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Subsidiary Securities, or securities convertible into, or exchangeable or exercisable for, Subsidiary Securities, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledge Subsidiary are issued solely to either (y) such Pledgor who shall immediately comply with Sections 2 and 21 hereof with respect to such property or (z) the Borrower or another Guarantor who shall immediately pledge such additional Subsidiary Securities to the Administrative Agent for the benefit of the Secured Parties pursuant to
         Section 21 or 23 hereof, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 2(c) hereof to the Administrative Agent and take such further actions as the Administrative Agent may deem necessary in order to perfect a first priority security interest in such Subsidiary Securities.

                  (h) The exact legal name and address, type of Person, jurisdiction of formation, jurisdiction of formation identification number, and location of the chief executive office of such Pledgor are
         (i) with respect to each Pledgor granting a Lien to the Administrative Agent under a Security Instrument at the Closing Date, as specified on
         Schedule 2A.03 to the Credit Agreement, and (ii) with respect to each other Pledgor, as specified on Schedule II attached hereto. No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving written notice to the Administrative Agent not more than ten (10) days after the taking of such action and taking or causing to be taken all such action at such Pledgor's expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent in Collateral.

         3. PRESERVATION AND PROTECTION OF COLLATERAL.

                  (a) Except for the exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for monies received by it pursuant to

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         this Security Agreement, the Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral.

                  (b) Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with that used in preparing the Audited Financial Statements and evidenced to the satisfaction of the Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, or upon the failure of any Pledgor to pay any amount pursuant to Section 1(c), the Administrative Agent at its option may pay or contest any of them (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including reasonable Attorney Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

                  (c) Each Pledgor hereby (i) irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as "debtor" at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, and (ii) irrevocably ratifies and acknowledges all such actions taken by or on behalf of the Administrative Agent prior to the Applicable Date.

         4. DEFAULT. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is given full power and authority, then or at any time thereafter, to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Administrative Agent may elect; and any such sale may be made either at public or private sale at the Administrative Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Administrative Agent may reasonably deem fair; and the Administrative Agent or any other Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent. Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities

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Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair market value of the Pledged Subsidiary's assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity. The Administrative Agent shall provide prompt notice to the Borrower of its exercise of remedies under this Section 4, provided that such notice may be general in nature and neither the failure to give, nor any delay in giving, such notice shall have any effect on the validity or effectiveness of any action taken hereunder.

         5. PROCEEDS OF SALE. The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied first to the expenses (including all Attorneys' Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 2.14 of the Credit Agreement. Each Pledgor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

         6. PRESENTMENTS, DEMANDS AND NOTICES. The Administrative Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

         7. ATTORNEY-IN-FACT. Each Pledgor hereby appoints the Administrative Agent as the Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent

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may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

         8. REINSTATEMENT. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 8 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date. For purposes of this Pledge Agreement, "Facility Termination Date" means the date as of which all of the following shall have occurred: (a) the Borrower shall have permanently terminated the credit facilities under the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be payable solely for the account of the Issuing Bank and shall be computed (based on interest rates then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (b) all Related Swap Contracts shall have been terminated, expired or Cash Collateralized (or other arrangements satisfactory to the Administrative Agent shall have been made); (c) all Aggregate Commitments shall have terminated or expired; and (d) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all other Obligations (except for Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Loan Party that may be owing to any Agent-Related Person or any Lender pursuant to the Loan Documents and expressly survive termination of this Pledge Agreement).

         9. WAIVER BY THE PLEDGORS. Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Pledgor authorizes each

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Secured Party and each other obligee of the Secured Obligations without notice
(except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

         The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

         10. DIVIDENDS AND VOTING RIGHTS.

                  (a) All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, provided, however, that cash dividends paid to a Pledgor as record owner of the Pledged Interests, to the extent permitted by the Credit Agreement to be declared and paid, may be retained by such Pledgor so long as no Event of Default shall have occurred and be continuing, free from any Liens hereunder.

                  (b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

                  (c) Upon the occurrence and during the continuance of any Event of Default, and notice by the Administrative Agent to the Pledgors with respect thereto, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Administrative Agent (together, if the Administrative Agent shall request, with the documents described in Sections 1(c) and 2(c) hereof or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations. Pending delivery to the Administrative Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Secured Parties.

                  (d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Administrative Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties

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         and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

         11. CONTINUED POWERS. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.

         12. OTHER RIGHTS. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any Related Agreement or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

         13. ANTI-MARSHALING PROVISIONS. The right is hereby given by each Pledgor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement. Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Related Agreement.

         14. ENTIRE AGREEMENT. This Pledge Agreement and each Pledge Joinder Agreement and each Pledge Agreement Supplement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Pledge Joinder Agreements and of the Pledge Agreement Supplements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Pledge Agreement nor any Pledge Joinder Agreement nor any Pledge Agreement Supplement, nor any portion or provision hereof or thereof, may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

         15. FURTHER ASSURANCES. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or any Pledge Joinder Agreement or any Pledge Agreement Supplement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder or thereunder. Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons, shall be entitled to accept the provisions hereof and of the Pledge Joinder Agreements and of the Pledge Agreement Supplements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.

         16. BINDING AGREEMENT; ASSIGNMENT. This Pledge Agreement and each Pledge Joinder Agreement and each Pledge Agreement Supplement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Pledge Joinder Agreement, any Pledge Agreement Supplement, or any interest herein or therein or in the Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Administrative Agent as Collateral under this Pledge Agreement. Without limiting the generality of the foregoing sentence of this Section 16, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.07 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

         17. RELATED SWAP CONTRACTS. All obligations of each Pledgor under or in respect of Related Swap Contracts (which are not prohibited under the terms of the Credit Agreement) to which any Lender or any Affiliate of any Lender is a party, shall be deemed to be Secured Obligations secured hereby, and each Lender or Affiliate of a Lender party to any such Related Swap Contract shall be deemed to be a Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations shall cease to be Secured Obligations at such time as such Person (or Affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

         No Person who obtains the benefit of any Lien by virtue of the provisions of this Section 17 shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents.

         18. SEVERABILITY. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         19. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 19, the provisions of Section 10.02(b) of the Credit Agreement shall be applicable to this Pledge Agreement.

         20. TERMINATION.

         (a) Subject to the provisions of Section 8, this Pledge Agreement and each Pledge Joinder Agreement and each Pledge Agreement Supplement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Pledge Agreement, the Administrative Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Administrative Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same.

         (b) In the event that all of the Subsidiary Securities issued by any Pledgor are Disposed of by the Borrower and/or any Pledgor, and such Disposition is expressly permitted by the Credit Agreement, then all obligations of such disposed Pledgor hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party, and the Administrative Agent shall, at the request and sole expense of the Pledgor, promptly deliver to the Pledgors such termination statements and take such further actions as the Pledgors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

         21. ADDITIONAL INTERESTS. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Schedule I hereto which are required to be subject to a Lien pursuant to a Pledge Agreement by the terms hereof or of Article IIA or Section 6.14 or any other provision of the Credit Agreement (any such shares being referred to herein as the "Additional Interests"), such Pledgor shall deliver to the Administrative Agent for the benefit of the Secured Parties (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (iii) any other document required in connection with such Additional Interests as described in Section 2(c). Each Pledgor shall comply with the requirements of this Section 21 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 6.14 of the Credit Agreement applies, within the time period specified in Article IIA,
Section 6.14 or elsewhere in the Credit Agreement with respect to such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 21 shall not impair the Lien on Additional Interests conferred hereunder.

         22. NOTICES. Any notice required or permitted hereunder shall be given
(a) with respect to the Borrower, at the address for the giving of notice thereto then in effect under the Credit Agreement, (b) with respect to each Subsidiary which is a Pledgor hereunder, at the address then in effect for the giving of notices to such Subsidiary under the Guaranty to which it is a party, and (c) with respect to the Administrative Agent or a Lender, at the Administrative Agent's address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

         23. JOINDER. Each Person who shall at any time execute and deliver to the Administrative Agent a Pledge Joinder Agreement substantially in the form attached as Exhibit B hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 1 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Secured Parties all Pledged Interests which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Pledge Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Pledge Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

         24. RULES OF INTERPRETATION. The rules of interpretation contained in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Pledge Agreement and each Pledge

\Joinder Agreement and each Pledge Agreement Supplement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

         26. RELEASE. Upon the Disposition of any item of Collateral, so long as such Disposition is permitted under Section 7.05 of the Credit Agreement and all conditions to such Disposition contained therein have been satisfied:

                  (a) the Lien of the Administrative Agent for the benefit of the Secured Parties in such disposed Collateral shall, subject to the provision at the end of this subsection (a), be deemed to be released without any further action on the part of the Administrative Agent or the relevant Grantor, provided that in the event following any such Disposition any Grantor shall thereafter acquire any interest in (or the power to transfer rights in) any asset that constituted Collateral hereunder prior to its Disposition and release from the security interests hereunder, the pledge, assignment and security interest granted hereunder shall be deemed to automatically apply and attach to such asset and it shall from such time forward continue to constitute Collateral hereunder notwithstanding any prior release; and

                  (b) the Administrative Agent will (other than in connection with sales of Inventory in the ordinary course of business), at the Grantors' expense, execute and deliver to each Grantor such documents as such Grantor shall reasonably request on reasonable advance notice to evidence the release of such item of Collateral from the pledge, assignment and security interest granted hereunder, provided that such Grantor shall have delivered to the Collateral Agent a written request for release describing the item of Collateral and the terms of the Disposition thereof in reasonable detail, including the price thereof and any expenses in connection therewith.

         25. GOVERNING LAW; WAIVERS.

                  (a) THIS PLEDGE AGREEMENT AND EACH PLEDGE JOINDER AGREEMENT AND EACH PLEDGE AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE; PROVIDED THAT (i) WITH RESPECT TO THOSE INSTANCES IN WHICH THE APPLICABLE CHOICE OF LAWS RULES OF SUCH STATE, INCLUDING SECTION 9-301 OF THE UCC, REQUIRE THAT THE MANNER OF CREATION OF A SECURITY INTEREST IN SPECIFIC COLLATERAL OR THE MANNER OR EFFECT OF PERFECTION OR NONPERFECTION OR THE RULES GOVERNING PRIORITY OF SECURITY INTERESTS ARE TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, THEN THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS, AND (ii) IN THOSE INSTANCES IN WHICH THE LAWS OF THE JURISDICTION IN WHICH COLLATERAL IS LOCATED GOVERN MATTERS PERTAINING TO THE METHODS AND EFFECT OF REALIZING ON COLLATERAL, SUCH LAWS SHALL BE GIVEN EFFECT WITH RESPECT TO SUCH MATTERS.

                  (b) EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT OR ANY PLEDGE AGREEMENT SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT OR A PLEDGE JOINDER AGREEMENT OR A PLEDGE AGREEMENT SUPPLEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) EACH PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PLEDGOR PROVIDED IN SECTION 22 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT OR ANY PLEDGE AGREEMENT SUPPLEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PLEDGOR OR ANY OF SUCH PLEDGOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT OR ANY PLEDGE AGREEMENT SUPPLEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE

         LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

                  (F) EACH PLEDGOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.


                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties have duly executed this Securities Pledge Agreement on the day and year first written above.

                                       PLEDGORS:

                                       BLOCK COMMUNICATIONS, INC.

                                       By:    /s/ Allan J. Block
                                              ---------------------------------
                                       Name:  Allan J. Block
                                              ---------------------------------
                                       Title: Managing Director
                                              ---------------------------------


                                       BUCKEYE CABLEVISION, INC.

                                       By:    /s/ Allan J. Block
                                              ---------------------------------
                                       Name:  Allan J. Block
                                              ---------------------------------
                                       Title: Chairman
                                              ---------------------------------


                                       ADMINISTRATIVE AGENT:

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent for the Lenders


                                       By:    /s/ Derrick C. Bell
                                              ---------------------------------
                                       Name:  Derrick C. Bell
                                              ---------------------------------
                                       Title: Principal
                                              ---------------------------------




                                Pledge Agreement
                                Signature Page 2

                                    EXHIBIT A

                           PLEDGE AGREEMENT SUPPLEMENT

         THIS PLEDGE AGREEMENT SUPPLEMENT (as from time to time amended, modified or restated, this "Supplement"), dated as of ______________ ___, ____ is made by and between ____________, a __________ corporation (the "Pledgor"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for each of the Lenders (as described in the Pledge Agreement referred to below) now or hereafter party to the Credit Agreement (as defined in the Pledge Agreement referred to below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Pledge Agreement (as defined below).

         WHEREAS, the Pledgor is required under the terms of that certain Securities Pledge Agreement dated as of May 15, 2002 executed by the Pledgor (among others), or to which the Pledgor has been joined as a party pursuant to a Pledge Joinder Agreement, in favor of the Administrative Agent for the benefit of the Secured Parties (as from time to time amended, modified, supplemented or amended and restated, the "Pledge Agreement"), to cause certain Pledged Interests held by it and listed on Annex A to this Supplement (the "Additional Interests") to be specifically identified as subject to the Pledge Agreement; and

         WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties was the obligation of the Pledgor to pledge to the Administrative Agent for the benefit of the Secured Parties the Additional Interests, whether then owned or subsequently acquired or created; and

         WHEREAS, the Pledgor has acquired rights in the Additional Interests and desires to pledge, and evidence its prior pledge, to the Administrative Agent for the benefit of the Secured Parties all of the Additional Interests in accordance with the terms of the Credit Agreement and the Pledge Agreement;

         NOW, THEREFORE, the Pledgor hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties:

         The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a first priority lien and security interest in, the Additional Interests and all of the following:

                  (a) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interest;

                  (b) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;

                  (c) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

                  (d) all proceeds of any of the foregoing.

The Pledgor hereby acknowledges, agrees and confirms by its execution of this Supplement that the Additional Interests constitute "Pledged Interests" under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the "Additional Collateral") shall collectively constitute "Collateral" under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. The Pledgor further represents and warrants that Annex A attached to this Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Administrative Agent pursuant to Section 2(c) of the Pledge Agreement in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Administrative Agent. The Pledgor further acknowledges that Schedule I to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Supplement.

         IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.

                                         PLEDGOR:

                                         --------------------------------------

                                         By:
                                               --------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                               --------------------------------

Acknowledged and accepted:

BANK OF AMERICA, N. A.,
as Administrative Agent for the Lenders

By:
       ----------------------------------
Name:
       ----------------------------------
Title:
       ----------------------------------

                                     ANNEX A

         (to Pledge Agreement Supplement of __________ dated __________)

                              Additional Interests

                                           Total
          Name,                            Amount of
          Jurisdiction     Class           Class or        Total
          of               or Type         Type            Amount of                       Certificate
Name of   Formation and    of Additional   of Additional   Class or Type    Total Amount   Number (if     Par Value (if    Name of
Pledgor   Type of Entity   Interest        Interests       Outstanding      Pledged        applicable)    applicable)      Transfer
          of Pledged                       Authorized                                                                      Agent
          Subsidiary                                                                                                       (if any)

                                    EXHIBIT B

                            PLEDGE JOINDER AGREEMENT

         THIS PLEDGE JOINDER AGREEMENT (the "Pledge Joinder Agreement"), dated as of _____________, 20__ is made by and between ______________________________, a ________________ (the "Joining Pledgor"), and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the "Administrative Agent") under that certain Credit Agreement (as from time to time amended, revised, modified, supplemented, amended and restated, or replaced, renewed, refunded or refinanced, the "Credit Agreement"), dated as of May 15, 2002, by and among BLOCK COMMUNICATIONS, INC., an Ohio corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement) party thereto and the Administrative Agent. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, the Joining Pledgor is a Subsidiary and required by the terms of the Credit Agreement to become a "Guarantor" under the Credit Agreement and be joined as a party to the Pledge Agreement as a Pledgor (as defined in the Pledge Agreement); and

         WHEREAS, the Joining Pledgor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrower by the Lenders under the Credit Agreement; and

         NOW, THEREFORE, the Joining Pledgor hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties (as defined in the Pledge Agreement):

         1. JOINDER. The Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Pledge Agreement as a Pledgor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Pledgor or to which each Pledgor is subject thereunder, including without limitation the grant pursuant to Section 1 of the Pledge Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in, and collateral assignment and pledge to the Administrative Agent of, the Pledged Interests and other property constituting Collateral (as defined in Section 1 of the Pledge Agreement) of such Pledgor or in which such Pledgor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Pledge Agreement), all with the same force and effect as if the Joining Pledgor were a signatory to the Pledge Agreement.

         2. AFFIRMATIONS. The Joining Pledgor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Pledgor contained in the Pledge Agreement.

         3. SUPPLEMENTAL SCHEDULES. Attached to this Pledge Joinder Agreement are duly completed schedules (the "Supplemental Schedules") supplementing as thereon indicated the respective Schedules to the Pledge Agreement. The Joining Pledgor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Pledgor and its properties and affairs is true, complete and accurate as of its Applicable Date (as defined in the Pledge Agreement).

         4. SEVERABILITY. The provisions of this Pledge Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         5. COUNTERPARTS. This Pledge Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Pledge Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Pledgor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 5, the provisions of Section 10.02(b) of the Credit Agreement shall be applicable to this Pledge Joinder Agreement.

         6. DELIVERY. The Joining Pledgor hereby irrevocably waives notice of acceptance of this Pledge Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained, in reliance on this Pledge Joinder Agreement and the Pledgor's joinder as a party to the Pledge Agreement as herein provided.

         7. GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. The provisions of
Section 25 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

                            [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the Joining Pledgor has duly executed and delivered this Pledge Joinder Agreement as of the day and year first written above.

                                    JOINING PLEDGOR:

                                    ------------------------------------------


                                    By:
                                           -----------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                           -----------------------------------


                                    ADMINISTRATIVE AGENT:

                                    BANK OF AMERICA, N. A.,
                                    as Administrative Agent for the Lenders

                                    By:
                                           -----------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                           -----------------------------------

                                  SUPPLEMENTAL
                                   SCHEDULE I


           Name,                           Total
           Jurisdiction                    Amount of
           of                Class         Class         Total
           Formation         or Type       or Type       Amount of                      Certificate
Name of    and               of Pledged    of Pledged    Class or Type   Total Amount   Number (if     Par Value (if    Name of
Pledgor    Type of Entity    Interest      Interests     Outstanding     Pledged        applicable)    applicable)      Transfer
           of Pledged                      Authorized                                                                   Agent
           Subsidiary                                                                                                   (if any)



Delivered Pursuant to Pledge Joinder Agreement of: ____________________________ Applicable Date: __________, 20__

                                  SUPPLEMENTAL
                                   SCHEDULE II


                                                  Jurisdiction of Formation    Jurisdiction of Formation            Address of Chief
Name and Address of Pledgor    Type of Person             of Pledgor             Identification Number              Executive Office





Delivered Pursuant to Pledge Joinder Agreement of: ____________________________ Applicable Date: __________, 20__